                                                                    EXHIBIT 10.3


                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

         ENTERED INTO by and between SERVICE EXPERTS, INC., a Delaware corporation (the "Borrower"), SUNTRUST BANK, NASHVILLE, N.A., AGENT ("Agent"), SUNTRUST BANK, NASHVILLE, N.A. ("STB"), BANK OF AMERICA, FSB ("BOA"), SOUTHTRUST BANK, NATIONAL ASSOCIATION ("SB"), NATIONSBANK, N.A. ("Nations"), and FIRST AMERICAN NATIONAL BANK ("FANB") (herein STB, BOA, SB, Nations, and FANB shall collectively be referred to as "Lenders") as of this 30th day of September, 1998.

                                    RECITALS:

         1. The Borrower, the Agent, and the Lenders entered into a Second Amended and Restated Credit Agreement dated April 28, 1998 (herein the "Credit Agreement").

         2. The Borrower, the Agent, and the Lenders desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower, the Agent, and the Lenders agree as follows:

         1. The definition of "Applicable Margin" as set forth in Article I of the Credit Agreement is hereby amended and restated as follows:

-----------------------------------------------------------------------------------------------------------------
                                                         RATIO OF TOTAL FUNDED DEBT TO EBITDA
                     --------------------------------------------------------------------------------------------
Purpose               < = 1.0x               >1.0x but < =   >1.5x but < =    >2.0x but < =        >2.5x
                      -                      1.5x      -      2.0x     -       2.5x     -
-----------------------------------------------------------------------------------------------------------------
Facility Fee          17.5 basis             20 basis       25 basis           37.5 basis           45 basis
Percentage            points per             points per     points per         points per annum     points per
                      annum                  annum          annum                                   annum
-----------------------------------------------------------------------------------------------------------------
Calculation of        45 basis               67.5 basis     75 basis           87.5 basis           105 basis
LIBOR                 points per             points per     points per         points per           points per
Option and            annum                  annum          annum              annum                annum
Letter of
Credit Fee
-----------------------------------------------------------------------------------------------------------------


         2. The definition of "Commitment Fee" as set forth in Article I of, as used in, the Credit Agreement is hereby amended to mean Facility Fee.

         3. Article I of the Credit Agreement is hereby amended to include the following new definition:

            "Facility Fee" has the same meaning as set forth in Section 2.16 herein.

         4. Section 2.01(a) of the Credit Agreement shall be amended and restated as follows:

            (a) Availability. Subject to the conditions and pursuant to the terms of the Loan Documents and in reliance upon the representations, warranties, and covenants set forth in the Loan Documents, each Lender severally agrees to make Advances (relative to such Lender) to the Borrower under the Revolving Credit Loan equal to such Lender's Pro Rata share of the Advance requested to be made on such day (herein its "Revolving Credit Loan Commitment") (excluding Advances requested under the Swing Line Loan), provided that in no event shall any Lender be permitted to fund an amount under its Revolving Credit Loan Commitment (including its Pro Rata Share of outstanding Letters of Credit), plus any outstanding Competitive Bid Loans, plus any outstanding Swing Line Loans owing to such Lender in excess of its Pro Rata Share of the Maximum Total Amount.

         5. Section 2.04(h) of the Credit Agreement shall be amended and restated in its entirety as follows:

            (h) Any Lender's Competitive Bid Rate Advance shall reduce such Lender's obligation to lend its Pro Rata Share of the remaining unused commitments.

         6. Section 2.16 of the Credit Agreement shall be amended and restated as follows:

                  Section 2.16 Facility Fee. On the first Business Day following the end of each Fiscal Quarter thereafter (or if such day is not a Business Day, then on the next succeeding Business Day) and on the Maturity Date, the Borrower shall pay to the Agent on or before 1:00 p.m. (Nashville, Tennessee time) for distribution upon receipt promptly thereafter to the Lenders based on their Pro Rata Share a Facility Fee equal to: (a) the Maximum Total Amount (without taking into account usage) multiplied by: (b) the Applicable Margin then in effect for the Facility Fee calculation for the Fiscal Quarter (or portion thereof), divided by (c) four(4).

         7. Section 7.01(f) of the Credit Agreement shall be amended and restated as follows:

            (f) Seller Notes not to exceed $50,000,000 in the aggregate outstanding principal balance at any one time;

         6. The introductory paragraph to Section 7.03 of the Credit Agreement shall be amended and restated as follows:

            Section 7.03 Investments, Loans, and Advances. Make or permit to remain outstanding any loans or advances to or investments in any Person in an aggregate amount in excess of the lesser of (i) an amount equal to five percent (5%) of the Consolidated Net Worth of the Consolidated Entities, or (ii) $20,000,000, except that, subject to all other provisions of this Article, the foregoing restriction shall not apply to:

         7. Article VIII shall be amended to include new Section 7.14 to read as follows:

            Section 7.14 Prepayment of Seller Notes. Prepay Seller Notes in the aggregate amount in excess of $1,000,000 in any twelve (12) month period without obtaining the written consent of the Majority Lenders.

         8. The Credit Agreement is not amended in any other respect.

         9. The Borrower reaffirms the provisions of the Credit Agreement, and agrees that its obligations are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         ENTERED INTO as of this 30th day of September, 1998.

                                    BORROWER:

                                    SERVICE EXPERTS, INC.


                                    By:
                                       -------------------------------

                                    Title:
                                          ----------------------------

                                    AGENT:

                                    SUNTRUST BANK, NASHVILLE, N.A., Agent


                                    By:
                                      -----------------------------------------

                                    Title:
                                          -------------------------------------

                                    Address: 201 Fourth Avenue North
                                             Nashville, Tennessee 37219



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


                                    LENDERS:

                                    SUNTRUST BANK, NASHVILLE, N.A.


                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------

                                    Address: 201 Fourth Avenue North
                                             Nashville, Tennessee 37219




























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


                                    BANK OF AMERICA, FSB


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    Address: 1230 Peachtree Street, Suite 3600
                                             Atlanta, Georgia 30309
































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


                                            SOUTHTRUST BANK, NATIONAL
                                            ASSOCIATION


                                            By:
                                               ---------------------------------

                                            Title:
                                                 -------------------------------


                                            Address: 230 Fourth Avenue North,
                                                     8th Floor
                                                     Nashville, Tennessee 37219































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


                                       NATIONSBANK, N.A.


                                       By:
                                          ------------------------------------

                                       Title:
                                             ---------------------------------

                                       Address: 100 N. Tyron Street, 8th Floor
                                                Charlotte, North Carolina 28255


                                       Pro Rata Share: 12 1/2%



















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


                                         FIRST AMERICAN NATIONAL BANK


                                         By:
                                            -----------------------------------

                                         Title:
                                               --------------------------------


                                         Address:4th & Union Street, 3rd Floor
                                                 Nashville, Tennessee 37237-0310
















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